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                                                     RULE 497(e)
                                                     REGISTRATION NO. 333-59745


                       SUPPLEMENT DATED JANUARY 29, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 30, 1998
                              OF ING FUNDS TRUST


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

AFFILIATED COMPANIES. The following companies are wholly owned by ING
Group and therefore are affiliates, as defined under the 1940 Act, of the Trust and ING Funds Distributor, Inc.:

     o  IFG Network Securities, Inc.

     o  Locust Street Securities, Inc.

     o  Multi-Financial Securities Corporation

     o  Vestax Securities Corp.

     o  Southland Life Insurance Company

     o  Security Life of Denver Insurance Company

     o  Equitable Life Insurance Company of Iowa

     o  Compulife Investor Services, Inc.
        (collectively, the "Affiliated Companies").


ADDITIONAL DEALER COMPENSATION. ING Funds Distributor, Inc. has undertaken to pay, individual brokers of Affiliated Companies ("Representatives") and certain other securities dealers, up to an additional 1.00% of the net asset value of Class A, Class B and Class X shares of the Funds sold by such Representatives and other securities dealers. This additional compensation will be available to (i) all Representatives, and (ii) such other securities dealers that will pass through the additional payment to the individual brokers making the sales and that have indicated that they reasonably anticipate, based upon the prior calendar year's mutual fund sales, selling at least $10 million of the Funds' shares during the 1999 calendar year. In addition, Representatives also may receive up to .20% of the net asset value of Class A, Class B, Class C and Class X shares of the Funds sold by them.

The additional 1.00% program as applied to Representatives will run through April 30, 1999. The additional 1.00% program as applied to all other securities dealers and all other programs described in this supplement may be terminated by the Distributor at any time.

These amounts will be paid from the Distributor's own resources and not from the Funds.

                                       ING-SAISUPP1